COLLATERALIZED GUARANTY

1. For value received, and in consideration of financing extended or to be extended by GE Commercial Distribution Finance Corporation ("CDF") to or for the benefit of Mobility Freedom, Inc. (the "Debtor"), the undersigned (whether one or more, the "Guarantor") unconditionally (and, if more than one Guarantor, jointly and severally) guarantees the full and punctual payment and performance when due, whether upon demand, at maturity or earlier by reason of acceleration or otherwise, and at all times thereafter, of all indebtedness and other obligations of any nature whatsoever of Debtor to CDF, whether such indebtedness or other obligations are direct, indirect, acquired, joint and/or several, existing, future, arising before or after a bankruptcy of Debtor, contingent or otherwise, and whether for principal, interest, fees, expenses, reimbursement obligations or otherwise, and all replacements, renewals, consolidations, amendments and other modifications of each of the foregoing (collectively, the "Liabilities"). The Guarantor further agrees to pay all reasonable fees and expenses (including, without limitation, attorneys' fees and expenses, whether or not litigation is commenced, and, if litigation is commenced, during both the trial and any appellate phases of such litigation) incurred by or on behalf of CDF to protect or enforce any of CDF's rights under this Guaranty.

2. This Guaranty is a guarantee of payment and not of collection. The Guarantor agrees that the obligations of Guarantor under this Guaranty ("Obligations") shall be unconditional irrespective of, at any time, (1) the invalidity or unenforceability of the Liabilities or any agreement or instrument relating to any of the Liabilities (collectively, the "Transaction Documents"), (2) any law, regulation or order in effect in any jurisdiction affecting any of the terms or the rights of CDF with respect to the Liabilities or the Transaction Documents, (3) any change in the time, manner or place of payment of, or in any other term of, all or any of the Liabilities, or any other amendment or waiver of or any consent to departure from any Transaction Document, (4) the absence of any attempt to collect the Liabilities from Debtor or from any other person primarily or secondarily liable with respect to the Liabilities or of any attempt to realize upon any collateral (whether securing the Liabilities, this Guaranty or otherwise), (5) any exchange, release, non-perfection, impairment, sale or other disposition of any collateral or other security, whether relating to Debtor, Guarantor, another guarantor or otherwise, (6) any release of or settlement with any person (including, without limitation, Debtor and any other guarantor) liable in whole or in part, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Liabilities, (7) CDF's acceptance at any time of any additional collateral, guarantees or other credit support relating to the Liabilities or this Guaranty, (8) any dispute between CDF and Debtor, or any termination of credit to Debtor or modification of the terms thereof, (9) the disallowance in bankruptcy or other proceedings of all or any part of CDF's claim against Debtor or any other person liable for any Liabilities, and (10) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Debtor, a guarantor or a surety.

3. Without limiting the foregoing, CDF is hereby authorized, without notice (which is hereby waived by Guarantor) and without limiting or otherwise impairing the liability of Guarantor hereunder, from time to time to (1) renew, extend, accelerate or otherwise change the time, place or manner for payment of, or other terms relating to, the Liabilities, or otherwise modify, amend, change or waive compliance with the terms of the Liabilities or any of the Transaction Documents, (2) accept partial payments on the Liabilities, (3) take collateral for the Liabilities and the obligations of any other person primarily or secondarily liable on the Liabilities, and exchange, release, realize upon or institute any proceeding to realize upon or liquidate any such collateral, (4) apply such collateral and direct the order or manner of sale thereof as CDF may determine in its discretion, (5) release or compromise, in any manner, or collect or initiate any proceeding to collect the Liabilities or any portion thereof, (6) extend additional loans, credit and financial accommodations and otherwise create additional Liabilities, and (7) enforce or institute any proceeding to enforce any other Guaranty of the Liabilities or release, or compromise in any manner the obligations of, any other person primarily or secondarily liable on the Liabilities.

4. Upon a default under any Transaction Document, CDF may proceed directly and at once against Guarantor to collect the full amount of all or any portion of the liability of Guarantor hereunder, without notice and without first proceeding against Debtor or any other person primarily or secondarily liable on the Liabilities. CDF shall have the exclusive right to determine the application of payments and credits, if any, from Guarantor, Debtor, or any other person primarily or secondarily liable on the Liabilities.

5. To secure payment of all Liabilities, Guarantor hereby grants to CDF a security interest in all personal property of Guarantor, whether such property or Guarantor's right, title or interest therein or thereto is now owned or existing or hereafter acquired or arising, and wherever located, including without limitation, all Accounts, Inventory, Equipment, Fixtures, other Goods, General Intangibles (including without limitation, Payment Intangibles), Chattel Paper (whether tangible or electronic), Instruments (including without limitation, Promissory Notes), Deposit Accounts, Investment Property and Documents and all Products and Proceeds of the foregoing (collectively, the "Collateral"). Without limiting the foregoing, the Collateral includes Guarantor's right to all Vendor Credits (as defined below). Similarly, the Collateral includes, without limitation, all books and records, electronic or otherwise, which evidence or otherwise relate to any of the foregoing property, and all computers, disks, tapes, media and other devices in which such records are stored. "Vendor Credits" means all of Guarantor's rights to any price protection payments, rebates, discounts, credits, factory holdbacks, incentive payments and other amounts which at any time are due Guarantor from a manufacturer, distributor or other seller of inventory ("Vendor"). For purposes of this Section 5 only, capitalized terms used in this Section 5, which are not otherwise defined, shall have the meanings given to them in Article 9 of the Illinois Uniform Commercial Code.

6. Guarantor represents and warrants that at the time of execution of this Guaranty: (a) Guarantor is in good standing, does not conduct business under any trade styles or trade names except as disclosed by the Guarantor to CDF in writing and has all the necessary authority to enter into and perform this Guaranty and Guarantor will not violate its organizational documents, or any law, regulation or agreement binding upon it, by entering into or performing its Obligations under this Guaranty; (b) Guarantor keeps its records respecting accounts and chattel paper at its chief executive office identified below, and the only locations at which Collateral is located have been or will be disclosed by the Guarantor to CDF in writing prior to the execution of this Guaranty (together with additional locations of Guarantor in the United States with respect to which Guarantor gives CDF at least thirty (30) days prior written notice, "Permitted Locations"); (c) this Guaranty correctly sets forth Guarantor's true legal name, the type of its organization (if not an individual), the state in which Guarantor is incorporated or otherwise organized, and Guarantor's organizational identification number, if any; (d) all information supplied by Guarantor to CDF, including any financial, credit or accounting statements or application for credit, in connection with this Guaranty is true, correct and complete; (e) all transactions hereunder are for business purposes and not for personal, family, household or any other consumer purposes; (f) Guarantor has good title to all Collateral; (g) there are no actions or proceedings pending or threatened against Guarantor which might result in any material adverse change in Guarantor's financial or business condition; and (h) when requested

by CDF, Guarantor will provide CDF with a copy of Guarantor's organizational documents, and will provide any subsequent amendments thereto bearing indicia of filing from the appropriate governmental authority, or such other documents verifying Guarantor's true and correct legal name as CDF may request from time to time.

7. Guarantor will: (1) keep all Collateral at Permitted Locations and keep all tangible Collateral in good order, repair and operating condition and insured as required herein; (2) promptly file all tax returns required by law and promptly pay all taxes, fees, and other governmental charges for which it is liable, including without limitation all governmental charges against the Collateral or this Guaranty; (3) permit CDF and its designees, without notice, to inspect the Collateral during normal business hours and at any other time CDF deems desirable (and Guarantor hereby grants CDF and its designees an irrevocable license to enter Guarantor's business locations during normal business hours without notice to Guarantor to account for and inspect all Collateral and to examine and copy Guarantor's books and records related to the Collateral); (4) keep complete and accurate records of its business, including inventory, accounts and sales, and permit CDF and its designees to inspect and copy such records upon request; (5) furnish CDF with such additional information regarding the Collateral and Guarantor's business and financial condition as CDF may from time to time reasonably request (including without limitation financial statements and projections more frequently than set forth below); (6) immediately notify CDF of any material adverse change in Guarantor's prospects, business, operations or condition (financial or otherwise) or in any Collateral; (7) execute (or cause any third party in possession of Collateral to execute) all documents CDF requests to perfect and maintain CDF's security interest in the Collateral; (8) deliver to CDF immediately upon each request by CDF (and CDF may retain) each certificate of title or statement of origin issued for Collateral financed by CDF; (9) at all times be duly organized, existing, in good standing, qualified and licensed to do business in each jurisdiction in which the nature of its business or property so requires; (10) notify CDF of the commencement of any material legal proceedings against Guarantor; and (11) comply with all laws, rules and regulations applicable to Guarantor, including without limitation, the USA PATRIOT ACT and all laws, rules and regulations relating to import or export controls or anti-money laundering.

8. Guarantor will not without CDF's prior written consent: (1) use (except for demonstration for sale), rent, lease, sell, transfer, consign, license, encumber or otherwise dispose of Collateral except for sales of inventory at retail in the ordinary course of Guarantor's business; (2) sell or otherwise transfer inventory to a Guarantor Affiliate (as defined below); (3) engage in any other material transaction not in the ordinary course of Guarantor's business; (4) change its business in any material manner or its structure or be a party to a merger or consolidation or change its registration to a registered organization other than as specified above; (5) change its name or conduct business under a trade style or trade name other than those disclosed by the Guarantor to CDF in writing without giving CDF at least thirty (30) days' prior written notice thereof; (6) change its chief executive office or office where it keeps its records with respect to accounts or chattel paper; (7) change the state in which it is incorporated or otherwise organized (except upon thirty (30) days' prior written notice to CDF); (8) finance on a secured basis with any Vendor or any third party the acquisition of inventory of the same brand as any inventory financed or to be financed by CDF; or (9) store Collateral financed by CDF with any third party. For purposes of this Guaranty, a "Guarantor Affiliate" means any person that: (i) directly or indirectly controls, is controlled by or is under common control with Guarantor, (ii) directly or indirectly owns 5% or more of Guarantor, (iii) is a director, partner, manager, or officer of Guarantor or an affiliate of Guarantor, or (iv) any natural person related to Guarantor or an affiliate of Guarantor.

9. All risk of loss, damage to or destruction of Collateral shall at all times be on Guarantor. Guarantor shall keep tangible Collateral insured for full value against all insurable risks under policies delivered to CDF and issued by insurers satisfactory to CDF with loss payable to CDF and at CDF's request under long-form mortgagee endorsements as its interest may appear subject to cancellation or change only (i) upon ten (10) days written notice to CDF for non-payment of premium or (ii) upon thirty (30) days written notice to CDF for all other reasons. CDF is authorized, but not required, to act as attorney-in-fact for Guarantor in adjusting and settling any insurance claims under any such policy and in endorsing any checks or drafts drawn by insurers. Guarantor shall promptly remit to CDF in the form received, with all necessary endorsements, all proceeds of such insurance which Guarantor may receive. CDF, at its election, shall either apply any proceeds of insurance it may receive toward payment of the Obligations or pay such proceeds to Guarantor. The following notice is given pursuant to Section 180/15 of the Collateral Protection Act set forth in Chapter 815 Section 180/1 of the Illinois Compiled Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of this Guaranty: UNLESS GUARANTOR PROVIDES EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY GUARANTOR'S AGREEMENT WITH CDF, CDF MAY PURCHASE INSURANCE AT GUARANTOR'S EXPENSE TO PROTECT CDF'S INTEREST IN GUARANTOR'S COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT GUARANTOR'S INTEREST. THE COVERAGE THAT CDF PURCHASES MAY NOT PAY ANY CLAIM THAT GUARANTOR MAKES OR ANY CLAIM THAT IS MADE AGAINST GUARANTOR IN CONNECTION WITH THE COLLATERAL. GUARANTOR MAY LATER CANCEL ANY INSURANCE PURCHASED BY CDF, BUT ONLY AFTER PROVIDING CDF EVIDENCE THAT GUARANTOR HAS OBTAINED INSURANCE AS REQUIRED UNDER THIS GUARANTY. IF CDF PURCHASES INSURANCE FOR THE COLLATERAL, GUARANTOR WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES CDF MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO GUARANTOR'S TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE GUARANTOR MAY BE ABLE TO OBTAIN ON ITS OWN.

10. Unless waived by CDF, Guarantor will deliver to CDF, in a form satisfactory to CDF: (a) Guarantor's year-end balance sheet and annual profit and loss statement for each of its fiscal years, within twenty (20) days after the same are prepared but in no event later than one hundred and twenty (120) days after the end of each fiscal year; (b) within forty-five (45) days after the end of each of Guarantor's fiscal quarters, a reasonably detailed balance sheet and income statement as of the last day of such quarter covering Guarantor's operations for such quarter; and (c) within ten (10) days after CDF's request, any other information relating to the Collateral or the financial condition of Guarantor. Guarantor represents that all financial statements and information which have been or may hereafter be delivered by Guarantor are and will be correct and prepared in accordance with generally accepted accounting principles consistently applied, and there has been no material adverse change in the financial or business condition of Guarantor since the submission to CDF of such financial statements, and Guarantor acknowledges CDF's reliance thereon.

11. The occurrence of one or more of the following events shall constitute a default by Guarantor (a "Default"): (a) Guarantor shall fail to pay any indebtedness when due or any remittance for any indebtedness is dishonored when first presented for payment; (b) any representation made to CDF by Guarantor, surety, issuer of a letter of credit or any person other than Guarantor primarily or secondarily liable with respect to any indebtedness shall not be true when made or if Guarantor shall breach any covenant, warranty or agreement to or with CDF; (c) Guarantor (including, if Guarantor is a partnership or limited liability company, any partner or member of

Guarantor) shall die, become insolvent or generally fail to pay its debts as they become due or, if a business, shall cease to do business as a going concern; (d) any letter of credit or other form of collateral provided by Guarantor to CDF with respect to any indebtedness or Collateral shall terminate or not be renewed at least sixty (60) days prior to its stated expiration or maturity; (e) Guarantor abandons any Collateral; (f) any Guarantor shall revoke, terminate or limit, or take any action purporting to revoke, terminate or limit, any guaranty or other assurance of payment relating to any indebtedness; (g) Guarantor shall make an assignment for the benefit of creditors, or commence a proceeding with respect to itself under any bankruptcy, reorganization, arrangement, insolvency, receivership, dissolution or liquidation statute or similar law of any jurisdiction, or any such proceeding shall be commenced against it or any of its property (an "Automatic Default"); (h) an attachment, sale or seizure shall be issued or shall be executed against any assets of Guarantor; (i) Guarantor shall lose, or shall be in default of, any franchise, license or right to deal in any Collateral which CDF finances; (j) Debtor, Guarantor or any third party shall file any correction or termination statement with respect to any Uniform Commercial Code (the "UCC") filing made by CDF in connection herewith; (k) a material adverse change shall occur in the business, operations or condition (financial or otherwise) of Guarantor (including, if Guarantor is a partnership or limited liability company, any partner or member of Guarantor) or with respect to the Collateral; (l) Guarantor fails to pay any debt or perform any other obligation owed to any third party; (m) Guarantor defaults under the terms of any agreement with any person that at any time directly or indirectly controls, is controlled by, or is under common control with CDF; or (n) CDF in good faith believes the prospect of payment of any indebtedness is impaired or CDF deems itself insecure.

12. Upon the occurrence of a Default, CDF shall have all rights and remedies of a secured party under the UCC as in effect in any applicable jurisdiction and other applicable law and all the rights and remedies set forth in this Agreement. CDF may declare any and all Obligations immediately due and payable without notice or demand. Guarantor waives notice of intent to accelerate, and of acceleration of any Obligations. CDF may enter any premises of Guarantor, with or without process of law, without force, to search for, take possession of, and remove the Collateral, or any part thereof. If CDF requests, Guarantor shall cease disposition of and shall assemble the Collateral and make it available to CDF, at Guarantor's expense, at a convenient place or places designated by CDF. CDF may take possession of the Collateral or any part thereof on Guarantor's premises and cause it to remain there at Guarantor's expense, pending sale or other disposition. Guarantor agrees that the sale of inventory by CDF to a person who is liable to CDF under a guaranty, endorsement, repurchase agreement or the like shall not be deemed to be a transfer subject to UCC §9-618 or any similar provision of any other applicable law, and Guarantor waives any provision of such laws to that effect. Guarantor agrees that the repurchase of inventory by a Vendor pursuant to a repurchase agreement with CDF shall be a commercially reasonable method of disposition. Guarantor shall be liable to CDF for any deficiency resulting from CDF's disposition, including without limitation a repurchase by a Vendor, regardless of any subsequent disposition thereof. Guarantor is not a beneficiary of, and has no right to require CDF to enforce, any repurchase agreement. Any notice of a disposition shall be deemed reasonably and properly given if given to Guarantor at least ten (10) days before such disposition. If Guarantor fails to perform any of its obligations under this Agreement, CDF may perform the same in any form or manner CDF in its discretion deems necessary or desirable, and all monies paid by CDF in connection therewith shall be additional Obligations and shall be immediately due and payable without notice together with interest payable on demand at the Default Rate. All of CDF's rights and remedies shall be cumulative. At CDF's request, or without request in the event of an Automatic Default, Guarantor shall pay all Vendor Credits to CDF as soon as the same are received for application to the Obligations. Guarantor authorizes CDF to collect such amounts directly from Vendors and, upon request of CDF, shall instruct Vendors to pay CDF directly. Guarantor irrevocably waives any requirement that CDF retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment or appeal thereof.

13. Until the Liabilities and other obligations of Debtor to CDF shall have been indefeasibly paid and discharged in full and all Transaction Documents (including any commitments with respect to any Liabilities) have been terminated, Guarantor shall have no right, and agrees it will not make any claim, against Debtor or any other person primarily or secondarily liable on the Liabilities with respect to or on account of any payment which Guarantor may make on account of its Obligations under this Guaranty, including without limitation, any right of subrogation, contribution or indemnification or other reimbursement right.

14. The Guarantor waives all right of set off and all notices, presentments, protests and demands of any kind with respect to the Liabilities and this Guaranty (including without limitation demands for performance, notices of non-payment or non-performance, notices of protest, notices of dishonor and notices of acceptance of this Guaranty) and promptness and diligence with respect to the Liabilities.

15. The Guarantor hereby agrees that CDF shall have no duty to advise Guarantor of information now or hereafter known to CDF regarding the financial or other condition of Debtor or any other person primarily or secondarily liable on the Liabilities or regarding any circumstance bearing on the risk of non-payment of the Liabilities.

16. The Guarantor authorizes CDF to investigate or make inquiries of former, current or future creditors or other persons and credit bureaus regarding or relating to Guarantor (including, to the extent permitted by law, any equity holders of Guarantor), and provide to any creditors or other persons any and all financial, credit or other information regarding or relating to Guarantor, whether supplied by Guarantor to CDF or otherwise obtained by CDF, with such authority to continue throughout the term of this Guaranty.

17. The Guarantor agrees that the sale of inventory collateral by CDF to a person who is liable to CDF under a guaranty, endorsement, repurchase agreement or the like shall not be deemed to be a transfer subject to Section 9-618 of the Uniform Commercial Code as in effect in any applicable jurisdiction or any similar provision of any other applicable law, and Guarantor waives any provision to the contrary of such laws. The Guarantor agrees that repurchase of inventory collateral by a seller of goods pursuant to a repurchase agreement between CDF and such seller shall be a commercially reasonable method of disposition. The Guarantor shall be liable to CDF for any deficiency resulting from CDF's disposition, including, without limitation, a repurchase by such a seller, regardless of the subsequent disposition of the inventory by the purchaser. The Guarantor is not a beneficiary of, and has no right to require CDF to enforce, any repurchase agreement. Any notice of a disposition shall be deemed reasonable and properly given if given to Guarantor at least 10 days before such disposition in accordance with the notice provision below.

18. Guarantor authorizes CDF to: (a) file financing statements describing CDF as "Secured Party," Guarantor as "Debtor" and indicating the Collateral; (b) authenticate, execute or endorse on behalf of Guarantor any instruments, chattel paper, certificates of title, manufacturer statements of origin, builder's certificate, financing statements and amendments thereto, or other notices or records comprising or related to Collateral or evidencing or maintaining the perfection of the security interest granted hereby, as attorney-in-fact for Guarantor; and (c) supply any omitted information and correct errors in any documents between CDF and Guarantor. This power of attorney and the other powers of attorney granted herein are irrevocable and coupled with an interest.

19. This Guaranty shall be binding upon Guarantor and upon the heirs, personal representatives, trustees and successors of Guarantor, as the case may be, and shall inure to the benefit of CDF's successors and assigns. References herein to CDF shall be deemed to refer to CDF and its successors and assigns. Guarantor cannot assign its interest in this Guaranty without CDF's prior written consent. CDF may assign or participate CDF's interest, in whole or in part, without Guarantor's consent.

20. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

21. This Guaranty may be terminated only upon written notice to CDF effective no earlier than sixty (60) days after the date such written notice is actually received by CDF. Any such termination shall not affect the liability of the Guarantor under this Guaranty with respect to Liabilities created or incurred prior to the effective date of such termination. Without limiting the foregoing, any such termination shall not relate to any approval given by CDF to or for the benefit of the Debtor prior to the effective date of such termination and upon any such termination, the Guarantor shall nevertheless remain liable with respect to all Liabilities, and the performance of all duties, created or arising theretofore or based on a commitment theretofore entered into or any approval theretofore given to or for the benefit of the Debtor to the full extent of the Guarantor's liability therefor as provided herein. Further, if any such Liabilities represent revolving credit indebtedness or the like and all or any portion of such indebtedness is thereafter repaid and re-advanced, then, for purposes of this Guaranty, all such subsequent re-advances shall be deemed outstanding on the Guaranty Termination Date and consequently Guarantor liability's hereunder shall extend to such subsequent advances.

22. Except as required by law or as otherwise provided herein, all notices or other communications to be given under this Guaranty or under the UCC shall be in writing served either personally, by deposit with a reputable overnight courier with charges prepaid, or by deposit in the United States mail, first-class postage prepaid or provided for, addressed to Guarantor at its chief executive office shown below or to any office to which CDF sends billing statements, or to CDF at its address shown in the preamble hereto, to the attention of its Credit Department, or at such other address designated by such party by notice to the other. Any such communication shall be deemed to have been given upon delivery in the case of personal delivery, one Business Day after deposit with an overnight courier or two (2) calendar days after deposit in the United States mail except that any notice of change of address shall not be effective until actually received.

23. No delay on the part of CDF in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by CDF of any right or remedy shall preclude any further exercise thereof. No modification, waiver or amendment of any of the provisions of this Guaranty shall be binding upon CDF except as expressly set forth in a writing duly signed on CDF's behalf by any authorized officer or agent of CDF and delivered by CDF to Guarantor. CDF's failure at any time to require strict performance by Guarantor of any of the provisions contained in this Guaranty shall not waive, affect or diminish any right of CDF at any time to demand strict performance therewith.

24. This Guaranty contains all of the understandings, promises and undertakings of the parties hereto concerning the subject matter. All prior undertakings and agreements, oral or written, concerning the subject matter are merged herein.

25. To the extent that Guarantor or Debtor makes a payment or payments to CDF or CDF enforces its security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

26. Notwithstanding anything in this Guaranty to the contrary, the right of recovery against Guarantor under this Guaranty is limited to the extent it is judicially determined with respect to Guarantor that entering into this Guaranty would violate Section 548 of the United States Bankruptcy Code or any comparable federal, state or other laws relating to fraudulent transfers or the like, in which case Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render Guarantor's Obligations under this Guaranty subject to avoidance under Section 548 of the United States Bankruptcy Code or any such comparable laws.

27. This Guaranty may be validly executed and delivered by fax or other electronic transmission and in one or more counterpart signature pages. This Guaranty shall be construed without presumption for or against the drafter of all or any part hereof. Any paragraph or other headings in this Guaranty are for convenience of reference only and shall not limit the scope of any paragraph or other part of this Guaranty.

28. Guarantor has made an independent investigation of the financial condition of Debtor and gives this Guaranty based on that investigation and not upon any representation made by CDF. Guarantor has access to current and future Debtor financial information which enables Guarantor to remain continuously informed of Debtor's financial condition.

29. **Limitation of Remedies and Damages.** In the event there is any dispute under this Guaranty, the aggrieved party shall not be entitled to exemplary or punitive damages so that the aggrieved party's remedy in connection with any action arising under or in any way related to this Guaranty shall be limited to a breach of contract action and any damages in connection therewith are limited to actual and direct damages, except that CDF may seek equitable relief in connection with any judicial repossession of, or temporary restraining order with respect to, the Collateral.

30. **BINDING ARBITRATION.**

(a) Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever, whether arising before or after the date of this Guaranty, and whether directly or indirectly relating to: (a) this Guaranty and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between CDF and Guarantor; (c) any act committed by CDF or by any parent company, subsidiary or affiliated company of CDF (the "CDF Companies"), or by any employee, agent, officer or director of a CDF Company whether or not arising within the scope and course of employment or other contractual representation of the CDF Companies provided that such act arises under a relationship, transaction or dealing between CDF and Debtor or CDF and Guarantor; and/or (d) any other relationship, transaction or dealing between CDF and Debtor or CDF and Guarantor (collectively the "Disputes"), will be subject to and resolved by binding arbitration. Notwithstanding the foregoing, the parties agree that either party may pursue claims against the other that do not exceed Fifteen Thousand Dollars ($15,000) in the aggregate in a court of competent jurisdiction. Service of arbitration claims shall be acceptable if made by U.S. mail or overnight delivery to the address for the party described herein.

(b) Administrative Body. All arbitration hereunder will be conducted in accordance with the Commercial Arbitration Rules of either: (a) The American Arbitration Association ("AAA"); or (b) United States Arbitration & Mediation ("USA&M"). The party first filing an arbitration claim shall designate which arbitration forum and rules are to be applied for all disputes between the parties. The arbitration rules are currently found at www.adr.org for AAA, and at www.usam-midwest.com for USA&M. AAA claims may be filed in any AAA office. Claims filed with USA&M shall be filed in its Midwest office located at 720 Olive Street, Suite 2020, St. Louis, Missouri 63101. All arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. A panel of three arbitrators shall hear all claims exceeding One Million Dollars ($1,000,000), exclusive of interest, costs and attorneys' fees. The arbitrator(s) will decide if any inconsistency exists between the rules of the applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The arbitrator shall follow the terms of this Guaranty and the applicable law, including without limitation, the attorney-client privilege and the attorney work product doctrine.

(c) Hearings. Each party hereby consents to a documentary hearing for all arbitration claims by submitting the dispute to the arbitrator(s) by written briefs and affidavits, along with relevant documents. However, arbitration claims will be submitted by way of an oral hearing if any party requests an oral hearing within forty (40) days after service of the claim and that party remits the appropriate deposit for fees and arbitrator compensation within ten (10) days of making the request. Each party agrees that failure to timely pay all fees and arbitrator compensation billed to the party requesting the oral hearing will be deemed such party's consent to submitting the Dispute to the arbitrator on documents and such party's waiver of its request for an oral hearing. The site of all oral arbitration hearings will be in the Division of the Federal Judicial District in which the designated arbitration association maintains a regional office that is closest to Debtor.

(d) Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than forty (40) days after the filing and service of a claim for arbitration, the parties in contested cases will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the oral arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (i) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party; (ii) the opposing party will be permitted to depose the expert witness(es); (iii) the opposing party will be permitted to designate rebuttal expert witness(es); and (iv) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

(e) Exemplary or Punitive Damages. The arbitrator(s) will not have the authority to award exemplary or punitive damages.

(f) Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Guaranty may be confirmed as a judgment or order in any state or federal court of competent jurisdiction within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Guaranty concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C. Sections 1 et seq., as amended ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

(g) Prejudgment and Provisional Remedies. Nothing herein will be construed to prevent CDF's or Guarantor's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, and/or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive CDF's or Guarantor's right to compel arbitration of any Dispute.

(h) Attorneys' Fees. If either Guarantor or CDF brings any other action for judicial relief with respect to any Dispute (other than those set forth in Sections 30(a) or 30(g)), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Guarantor or CDF brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Guarantor sues CDF or institutes any arbitration claim or counterclaim against CDF in which CDF is the prevailing party, Guarantor will pay all costs and expenses (including attorneys' fees) incurred by CDF in the course of defending such action or proceeding.

(i) Limitations. Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment by or on behalf of the payor was received and applied in respect of such debt by the payee; and (b) with respect to any other Dispute, within two (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such Dispute. Notwithstanding the foregoing, this limitations provision will be suspended temporarily as of the date any of the following events occur and will not resume until the date following the date either party is no longer subject to (i) bankruptcy, (ii) receivership, (iii) any proceeding regarding an assignment for the benefit of creditors, or (iv) any legal proceeding, civil or criminal, which prohibits either party from foreclosing any interest it might have in the collateral of the other party.

(j) Survival After Termination. The agreement to arbitrate will survive the termination of this Guaranty.

31. **Governing Law.** This Guaranty and all agreements between Debtor and CDF have been substantially negotiated and will be substantially performed in the state of Illinois. Accordingly, all Disputes will be governed by, and construed in accordance with, the

laws of such state, except to the extent inconsistent with the provisions of the FAA, which will control and govern all arbitration proceedings hereunder.

32. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS GUARANTY IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. GUARANTOR AND CDF WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING. SIMILARLY, IF THIS GUARANTY OR A PARTICULAR DISPUTE HEREUNDER IS NOT SUBJECT TO ARBITRATION, GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN ILLINOIS AND WAIVES ANY OBJECTION WHICH GUARANTOR MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY ACTION OR PROCEEDING IN ANY SUCH COURT.

THIS GUARANTY CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

IN WITNESS WHEREOF, this Guaranty is dated March 1, 2012.

CORPORATION, PARTNERSHIP OR LIMITED LIABILITY COMPANY GUARANTOR

Guarantor: **Hasco Medical, Inc.**

By: Harold F. Compton, Jr. President
Print Name: Harold F. Compton, Jr.
Title: President

Tax ID No.: ______

Address for Notices to Guarantor
20354 US Highway 27
Clermont, FL 34715

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

By: ______
Print Name: ______
Title: ______

Address for Notices to CDF:
5595 Trillium Boulevard
Hoffman Estates, IL 60192
Attn: Credit Department

CERTIFIED COPY OF RESOLUTIONS
OF BOARD OF DIRECTORS
(GUARANTY)

The undersigned Alfredo Olivares hereby certifies to GE Commercial Distribution Finance Corporation that: he/she is the duly elected, qualified and acting Secretary or Assistant Secretary of **Hasco Medical, Inc.**, a corporation duly existing and in good standing under the laws of the State of **Florida** (the "Corporation"); as such officer he/she has custody of the corporate records of the Corporation, including the minutes of the meetings of, and actions taken by consent of, its Board of Directors; (i) at a meeting of said Board of Directors duly called, convened and held, at which there was present and acting throughout a quorum of the Board of Directors, or (ii) pursuant to a written consent duly executed by all directors of the Corporation, the following resolutions were duly adopted by the Board of Directors of the Corporation; and said resolutions have not been amended or rescinded, and presently are in full force and effect and do not in any manner contravene the charter or by-laws of the Corporation:

RESOLVED, that it is in the best interests of this Corporation by reason of the inter-corporate and other relations between this Corporation and **Mobility Freedom, Inc.** ("Debtor") to guarantee in favor of GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, and its successors and assigns ("Lender"), the indebtedness, liabilities and obligations of Debtor to Lender.

FURTHER RESOLVED, that this Corporation is authorized to enter into a guaranty of Debtor's indebtedness, liabilities and obligations in favor of Lender, upon such terms as any officer of this Corporation (including any such officer's successors in office) may approve, such approval to be conclusively evidenced by the execution thereof by any officer (including any such officer's successors in office) or agent of this Corporation, or any person now or hereafter designated by any of them (each such officer, agent and other person, an "Authorized Person"); and such guaranty and this Corporation's other indebtedness, liabilities and obligations to Lender are hereby authorized to be secured by a security interest in and lien on all of this Corporation's assets, whether now existing or hereafter acquired or arising, or any part thereof.

FURTHER RESOLVED, that each Authorized Person is authorized and directed to do the following in the name and on behalf of this Corporation, namely, (a) to execute and deliver such guaranties, loan agreements, security agreements, powers of attorney, financing statements, notes, program letters, and other agreements, instruments, financial reports, certifications and other documents, and all renewals, extensions, supplements and modifications thereof, as Lender shall require, in each case upon such terms as any officer of this Corporation (including any such officer's successors in office) may approve, such approval to be conclusively evidenced by the execution thereof by any Authorized Person, and (b) to do all such other acts and things as any Authorized Person deems necessary or advisable in connection with such guaranty and to carry out the intent of these resolutions and the transactions contemplated herein, with all such acts and things previously done by them in connection with such guaranty in favor of Lender being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has set his/her hand as such Secretary or Assistant Secretary and the corporate seal of the Corporation on March 1, 2012.

[signature]
(Signature of Secretary or Assistant Secretary)

Print Name: Alfredo C. Olivares

COLLATERALIZED GUARANTY

1. For value received, and in consideration of financing extended or to be extended by GE Commercial Distribution Finance Corporation ("CDF") to or for the benefit of Ride-Away Handicap Equipment Corp. (the "Debtor"), the undersigned (whether one or more, the "Guarantor") unconditionally (and, if more than one Guarantor, jointly and severally) guarantees the full and punctual payment and performance when due, whether upon demand, at maturity or earlier by reason of acceleration or otherwise, and at all times thereafter, of all indebtedness and other obligations of any nature whatsoever of Debtor to CDF, whether such indebtedness or other obligations are direct, indirect, acquired, joint and/or several, existing, future, arising before or after a bankruptcy of Debtor, contingent or otherwise, and whether for principal, interest, fees, expenses, reimbursement obligations or otherwise, and all replacements, renewals, consolidations, amendments and other modifications of each of the foregoing (collectively, the "Liabilities"). The Guarantor further agrees to pay all reasonable fees and expenses (including, without limitation, attorneys' fees and expenses, whether or not litigation is commenced, and, if litigation is commenced, during both the trial and any appellate phases of such litigation) incurred by or on behalf of CDF to protect or enforce any of CDF's rights under this Guaranty.

2. This Guaranty is a guarantee of payment and not of collection. The Guarantor agrees that the obligations of Guarantor under this Guaranty ("Obligations") shall be unconditional irrespective of, at any time, (1) the invalidity or unenforceability of the Liabilities or any agreement or instrument relating to any of the Liabilities (collectively, the "Transaction Documents"), (2) any law, regulation or order in effect in any jurisdiction affecting any of the terms or the rights of CDF with respect to the Liabilities or the Transaction Documents, (3) any change in the time, manner or place of payment of, or in any other term of, all or any of the Liabilities, or any other amendment or waiver of or any consent to departure from any Transaction Document, (4) the absence of any attempt to collect the Liabilities from Debtor or from any other person primarily or secondarily liable with respect to the Liabilities or of any attempt to realize upon any collateral (whether securing the Liabilities, this Guaranty or otherwise), (5) any exchange, release, non-perfection, impairment, sale or other disposition of any collateral or other security, whether relating to Debtor, Guarantor, another guarantor or otherwise, (6) any release of or settlement with any person (including, without limitation, Debtor and any other guarantor) liable in whole or in part, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Liabilities, (7) CDF's acceptance at any time of any additional collateral, guarantees or other credit support relating to the Liabilities or this Guaranty, (8) any dispute between CDF and Debtor, or any termination of credit to Debtor or modification of the terms thereof, (9) the disallowance in bankruptcy or other proceedings of all or any part of CDF's claim against Debtor or any other person liable for any Liabilities, and (10) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Debtor, a guarantor or a surety.

3. Without limiting the foregoing, CDF is hereby authorized, without notice (which is hereby waived by Guarantor) and without limiting or otherwise impairing the liability of Guarantor hereunder, from time to time to (1) renew, extend, accelerate or otherwise change the time, place or manner for payment of, or other terms relating to, the Liabilities, or otherwise modify, amend, change or waive compliance with the terms of the Liabilities or any of the Transaction Documents, (2) accept partial payments on the Liabilities, (3) take collateral for the Liabilities and the obligations of any other person primarily or secondarily liable on the Liabilities, and exchange, release, realize upon or institute any proceeding to realize upon or liquidate any such collateral, (4) apply such collateral and direct the order or manner of sale thereof as CDF may determine in its discretion, (5) release or compromise, in any manner, or collect or initiate any proceeding to collect the Liabilities or any portion thereof, (6) extend additional loans, credit and financial accommodations and otherwise create additional Liabilities, and (7) enforce or institute any proceeding to enforce any other Guaranty of the Liabilities or release, or compromise in any manner the obligations of, any other person primarily or secondarily liable on the Liabilities.

4. Upon a default under any Transaction Document, CDF may proceed directly and at once against Guarantor to collect the full amount of all or any portion of the liability of Guarantor hereunder, without notice and without first proceeding against Debtor or any other person primarily or secondarily liable on the Liabilities. CDF shall have the exclusive right to determine the application of payments and credits, if any, from Guarantor, Debtor, or any other person primarily or secondarily liable on the Liabilities.

5. To secure payment of all Liabilities, Guarantor hereby grants to CDF a security interest in all personal property of Guarantor, whether such property or Guarantor's right, title or interest therein or thereto is now owned or existing or hereafter acquired or arising, and wherever located, including without limitation, all Accounts, Inventory, Equipment, Fixtures, other Goods, General Intangibles (including without limitation, Payment Intangibles), Chattel Paper (whether tangible or electronic), Instruments (including without limitation, Promissory Notes), Deposit Accounts, Investment Property and Documents and all Products and Proceeds of the foregoing (collectively, the "Collateral"). Without limiting the foregoing, the Collateral includes Guarantor's right to all Vendor Credits (as defined below). Similarly, the Collateral includes, without limitation, all books and records, electronic or otherwise, which evidence or otherwise relate to any of the foregoing property, and all computers, disks, tapes, media and other devices in which such records are stored. "Vendor Credits" means all of Guarantor's rights to any price protection payments, rebates, discounts, credits, factory holdbacks, incentive payments and other amounts which at any time are due Guarantor from a manufacturer, distributor or other seller of inventory ("Vendor"). For purposes of this Section 5 only, capitalized terms used in this Section 5, which are not otherwise defined, shall have the meanings given to them in Article 9 of the Illinois Uniform Commercial Code.

6. Guarantor represents and warrants that at the time of execution of this Guaranty: (a) Guarantor is in good standing, does not conduct business under any trade styles or trade names except as disclosed by the Guarantor to CDF in writing and has all the necessary authority to enter into and perform this Guaranty and Guarantor will not violate its organizational documents, or any law, regulation or agreement binding upon it, by entering into or performing its Obligations under this Guaranty; (b) Guarantor keeps its records respecting accounts and chattel paper at its chief executive office identified below, and the only locations at which Collateral is located have been or will be disclosed by the Guarantor to CDF in writing prior to the execution of this Guaranty (together with additional locations of Guarantor in the United States with respect to which Guarantor gives CDF at least thirty (30) days prior written notice, "Permitted Locations"); (c) this Guaranty correctly sets forth Guarantor's true legal name, the type of its organization (if not an individual), the state in which Guarantor is incorporated or otherwise organized, and Guarantor's organizational identification number, if any; (d) all information supplied by Guarantor to CDF, including any financial, credit or accounting statements or application for credit, in connection with this Guaranty is true, correct and complete; (e) all transactions hereunder are for business purposes and not for personal, family, household or any other consumer purposes; (f) Guarantor has good title to all Collateral; (g) there are no actions or proceedings pending or threatened against Guarantor which might result in any material adverse change in Guarantor's financial or business condition; and (h) when requested

by CDF, Guarantor will provide CDF with a copy of Guarantor's organizational documents, and will provide any subsequent amendments thereto bearing indicia of filing from the appropriate governmental authority, or such other documents verifying Guarantor's true and correct legal name as CDF may request from time to time.

7. Guarantor will: (1) keep all Collateral at Permitted Locations and keep all tangible Collateral in good order, repair and operating condition and insured as required herein; (2) promptly file all tax returns required by law and promptly pay all taxes, fees, and other governmental charges for which it is liable, including without limitation all governmental charges against the Collateral or this Guaranty; (3) permit CDF and its designees, without notice, to inspect the Collateral during normal business hours and at any other time CDF deems desirable (and Guarantor hereby grants CDF and its designees an irrevocable license to enter Guarantor's business locations during normal business hours without notice to Guarantor to account for and inspect all Collateral and to examine and copy Guarantor's books and records related to the Collateral); (4) keep complete and accurate records of its business, including inventory, accounts and sales, and permit CDF and its designees to inspect and copy such records upon request; (5) furnish CDF with such additional information regarding the Collateral and Guarantor's business and financial condition as CDF may from time to time reasonably request (including without limitation financial statements and projections more frequently than set forth below); (6) immediately notify CDF of any material adverse change in Guarantor's prospects, business, operations or condition (financial or otherwise) or in any Collateral; (7) execute (or cause any third party in possession of Collateral to execute) all documents CDF requests to perfect and maintain CDF's security interest in the Collateral; (8) deliver to CDF immediately upon each request by CDF (and CDF may retain) each certificate of title or statement of origin issued for Collateral financed by CDF; (9) at all times be duly organized, existing, in good standing, qualified and licensed to do business in each jurisdiction in which the nature of its business or property so requires; (10) notify CDF of the commencement of any material legal proceedings against Guarantor; and (11) comply with all laws, rules and regulations applicable to Guarantor, including without limitation, the USA PATRIOT ACT and all laws, rules and regulations relating to import or export controls or anti-money laundering.

8. Guarantor will not without CDF's prior written consent: (1) use (except for demonstration for sale), rent, lease, sell, transfer, consign, license, encumber or otherwise dispose of Collateral except for sales of inventory at retail in the ordinary course of Guarantor's business; (2) sell or otherwise transfer inventory to a Guarantor Affiliate (as defined below); (3) engage in any other material transaction not in the ordinary course of Guarantor's business; (4) change its business in any material manner or its structure or be a party to a merger or consolidation or change its registration to a registered organization other than as specified above; (5) change its name or conduct business under a trade style or trade name other than those disclosed by the Guarantor to CDF in writing without giving CDF at least thirty (30) days' prior written notice thereof; (6) change its chief executive office or office where it keeps its records with respect to accounts or chattel paper; (7) change the state in which it is incorporated or otherwise organized (except upon thirty (30) days' prior written notice to CDF); (8) finance on a secured basis with any Vendor or any third party the acquisition of inventory of the same brand as any inventory financed or to be financed by CDF; or (9) store Collateral financed by CDF with any third party. For purposes of this Guaranty, a "Guarantor Affiliate" means any person that: (i) directly or indirectly controls, is controlled by or is under common control with Guarantor, (ii) directly or indirectly owns 5% or more of Guarantor, (iii) is a director, partner, manager, or officer of Guarantor or an affiliate of Guarantor, or (iv) any natural person related to Guarantor or an affiliate of Guarantor.

9. All risk of loss, damage to or destruction of Collateral shall at all times be on Guarantor. Guarantor shall keep tangible Collateral insured for full value against all insurable risks under policies delivered to CDF and issued by insurers satisfactory to CDF with loss payable to CDF and at CDF's request under long-form mortgagee endorsements as its interest may appear subject to cancellation or change only (i) upon ten (10) days written notice to CDF for non-payment of premium or (ii) upon thirty (30) days written notice to CDF for all other reasons. CDF is authorized, but not required, to act as attorney-in-fact for Guarantor in adjusting and settling any insurance claims under any such policy and in endorsing any checks or drafts drawn by insurers. Guarantor shall promptly remit to CDF in the form received, with all necessary endorsements, all proceeds of such insurance which Guarantor may receive. CDF, at its election, shall either apply any proceeds of insurance it may receive toward payment of the Obligations or pay such proceeds to Guarantor. The following notice is given pursuant to Section 180/15 of the Collateral Protection Act set forth in Chapter 815 Section 180/1 of the Illinois Compiled Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of this Guaranty: UNLESS GUARANTOR PROVIDES EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY GUARANTOR'S AGREEMENT WITH CDF, CDF MAY PURCHASE INSURANCE AT GUARANTOR'S EXPENSE TO PROTECT CDF'S INTEREST IN GUARANTOR'S COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT GUARANTOR'S INTEREST. THE COVERAGE THAT CDF PURCHASES MAY NOT PAY ANY CLAIM THAT GUARANTOR MAKES OR ANY CLAIM THAT IS MADE AGAINST GUARANTOR IN CONNECTION WITH THE COLLATERAL. GUARANTOR MAY LATER CANCEL ANY INSURANCE PURCHASED BY CDF, BUT ONLY AFTER PROVIDING CDF EVIDENCE THAT GUARANTOR HAS OBTAINED INSURANCE AS REQUIRED UNDER THIS GUARANTY. IF CDF PURCHASES INSURANCE FOR THE COLLATERAL, GUARANTOR WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES CDF MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO GUARANTOR'S TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE GUARANTOR MAY BE ABLE TO OBTAIN ON ITS OWN.

10. Unless waived by CDF, Guarantor will deliver to CDF, in a form satisfactory to CDF: (a) Guarantor's year-end balance sheet and annual profit and loss statement for each of its fiscal years, within twenty (20) days after the same are prepared but in no event later than one hundred and twenty (120) days after the end of each fiscal year; (b) within forty-five (45) days after the end of each of Guarantor's fiscal quarters, a reasonably detailed balance sheet and income statement as of the last day of such quarter covering Guarantor's operations for such quarter; and (c) within ten (10) days after CDF's request, any other information relating to the Collateral or the financial condition of Guarantor. Guarantor represents that all financial statements and information which have been or may hereafter be delivered by Guarantor are and will be correct and prepared in accordance with generally accepted accounting principles consistently applied, and there has been no material adverse change in the financial or business condition of Guarantor since the submission to CDF of such financial statements, and Guarantor acknowledges CDF's reliance thereon.

11. The occurrence of one or more of the following events shall constitute a default by Guarantor (a "Default"): (a) Guarantor shall fail to pay any indebtedness when due or any remittance for any indebtedness is dishonored when first presented for payment; (b) any representation made to CDF by Guarantor, surety, issuer of a letter of credit or any person other than Guarantor primarily or secondarily liable with respect to any indebtedness shall not be true when made or if Guarantor shall breach any covenant, warranty or agreement to or with CDF; (c) Guarantor (including, if Guarantor is a partnership or limited liability company, any partner or member of

Guarantor) shall die, become insolvent or generally fail to pay its debts as they become due or, if a business, shall cease to do business as a going concern; (d) any letter of credit or other form of collateral provided by Guarantor to CDF with respect to any indebtedness or Collateral shall terminate or not be renewed at least sixty (60) days prior to its stated expiration or maturity; (e) Guarantor abandons any Collateral; (f) any Guarantor shall revoke, terminate or limit, or take any action purporting to revoke, terminate or limit, any guaranty or other assurance of payment relating to any indebtedness; (g) Guarantor shall make an assignment for the benefit of creditors, or commence a proceeding with respect to itself under any bankruptcy, reorganization, arrangement, insolvency, receivership, dissolution or liquidation statute or similar law of any jurisdiction, or any such proceeding shall be commenced against it or any of its property (an "Automatic Default"); (h) an attachment, sale or seizure shall be issued or shall be executed against any assets of Guarantor; (i) Guarantor shall lose, or shall be in default of, any franchise, license or right to deal in any Collateral which CDF finances; (j) Debtor, Guarantor or any third party shall file any correction or termination statement with respect to any Uniform Commercial Code (the "UCC") filing made by CDF in connection herewith; (k) a material adverse change shall occur in the business, operations or condition (financial or otherwise) of Guarantor (including, if Guarantor is a partnership or limited liability company, any partner or member of Guarantor) or with respect to the Collateral; (l) Guarantor fails to pay any debt or perform any other obligation owed to any third party; (m) Guarantor defaults under the terms of any agreement with any person that at any time directly or indirectly controls, is controlled by, or is under common control with CDF; or (n) CDF in good faith believes the prospect of payment of any indebtedness is impaired or CDF deems itself insecure.

12. Upon the occurrence of a Default, CDF shall have all rights and remedies of a secured party under the UCC as in effect in any applicable jurisdiction and other applicable law and all the rights and remedies set forth in this Agreement. CDF may declare any and all Obligations immediately due and payable without notice or demand. Guarantor waives notice of intent to accelerate, and of acceleration of any Obligations. CDF may enter any premises of Guarantor, with or without process of law, without force, to search for, take possession of, and remove the Collateral, or any part thereof. If CDF requests, Guarantor shall cease disposition of and shall assemble the Collateral and make it available to CDF, at Guarantor's expense, at a convenient place or places designated by CDF. CDF may take possession of the Collateral or any part thereof on Guarantor's premises and cause it to remain there at Guarantor's expense, pending sale or other disposition. Guarantor agrees that the sale of inventory by CDF to a person who is liable to CDF under a guaranty, endorsement, repurchase agreement or the like shall not be deemed to be a transfer subject to UCC §9-618 or any similar provision of any other applicable law, and Guarantor waives any provision of such laws to that effect. Guarantor agrees that the repurchase of inventory by a Vendor pursuant to a repurchase agreement with CDF shall be a commercially reasonable method of disposition. Guarantor shall be liable to CDF for any deficiency resulting from CDF's disposition, including without limitation a repurchase by a Vendor, regardless of any subsequent disposition thereof. Guarantor is not a beneficiary of, and has no right to require CDF to enforce, any repurchase agreement. Any notice of a disposition shall be deemed reasonably and properly given if given to Guarantor at least ten (10) days before such disposition. If Guarantor fails to perform any of its obligations under this Agreement, CDF may perform the same in any form or manner CDF in its discretion deems necessary or desirable, and all monies paid by CDF in connection therewith shall be additional Obligations and shall be immediately due and payable without notice together with interest payable on demand at the Default Rate. All of CDF's rights and remedies shall be cumulative. At CDF's request, or without request in the event of an Automatic Default, Guarantor shall pay all Vendor Credits to CDF as soon as the same are received for application to the Obligations. Guarantor authorizes CDF to collect such amounts directly from Vendors and, upon request of CDF, shall instruct Vendors to pay CDF directly. Guarantor irrevocably waives any requirement that CDF retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment or appeal thereof.

13. Until the Liabilities and other obligations of Debtor to CDF shall have been indefeasibly paid and discharged in full and all Transaction Documents (including any commitments with respect to any Liabilities) have been terminated, Guarantor shall have no right, and agrees it will not make any claim, against Debtor or any other person primarily or secondarily liable on the Liabilities with respect to or on account of any payment which Guarantor may make on account of its Obligations under this Guaranty, including without limitation, any right of subrogation, contribution or indemnification or other reimbursement right.

14. The Guarantor waives all right of set off and all notices, presentments, protests and demands of any kind with respect to the Liabilities and this Guaranty (including without limitation demands for performance, notices of non-payment or non-performance, notices of protest, notices of dishonor and notices of acceptance of this Guaranty) and promptness and diligence with respect to the Liabilities.

15. The Guarantor hereby agrees that CDF shall have no duty to advise Guarantor of information now or hereafter known to CDF regarding the financial or other condition of Debtor or any other person primarily or secondarily liable on the Liabilities or regarding any circumstance bearing on the risk of non-payment of the Liabilities.

16. The Guarantor authorizes CDF to investigate or make inquiries of former, current or future creditors or other persons and credit bureaus regarding or relating to Guarantor (including, to the extent permitted by law, any equity holders of Guarantor), and provide to any creditors or other persons any and all financial, credit or other information regarding or relating to Guarantor, whether supplied by Guarantor to CDF or otherwise obtained by CDF, with such authority to continue throughout the term of this Guaranty.

17. The Guarantor agrees that the sale of inventory collateral by CDF to a person who is liable to CDF under a guaranty, endorsement, repurchase agreement or the like shall not be deemed to be a transfer subject to Section 9-618 of the Uniform Commercial Code as in effect in any applicable jurisdiction or any similar provision of any other applicable law, and Guarantor waives any provision to the contrary of such laws. The Guarantor agrees that repurchase of inventory collateral by a seller of goods pursuant to a repurchase agreement between CDF and such seller shall be a commercially reasonable method of disposition. The Guarantor shall be liable to CDF for any deficiency resulting from CDF's disposition, including, without limitation, a repurchase by such a seller, regardless of the subsequent disposition of the inventory by the purchaser. The Guarantor is not a beneficiary of, and has no right to require CDF to enforce, any repurchase agreement. Any notice of a disposition shall be deemed reasonable and properly given if given to Guarantor at least 10 days before such disposition in accordance with the notice provision below.

18. Guarantor authorizes CDF to: (a) file financing statements describing CDF as "Secured Party," Guarantor as "Debtor" and indicating the Collateral; (b) authenticate, execute or endorse on behalf of Guarantor any instruments, chattel paper, certificates of title, manufacturer statements of origin, builder's certificate, financing statements and amendments thereto, or other notices or records comprising or related to Collateral or evidencing or maintaining the perfection of the security interest granted hereby, as attorney-in-fact for Guarantor; and (c) supply any omitted information and correct errors in any documents between CDF and Guarantor. This power of attorney and the other powers of attorney granted herein are irrevocable and coupled with an interest.

19. This Guaranty shall be binding upon Guarantor and upon the heirs, personal representatives, trustees and successors of Guarantor, as the case may be, and shall inure to the benefit of CDF's successors and assigns. References herein to CDF shall be deemed to refer to CDF and its successors and assigns. Guarantor cannot assign its interest in this Guaranty without CDF's prior written consent. CDF may assign or participate CDF's interest, in whole or in part, without Guarantor's consent.

20. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

21. This Guaranty may be terminated only upon written notice to CDF effective no earlier than sixty (60) days after the date such written notice is actually received by CDF. Any such termination shall not affect the liability of the Guarantor under this Guaranty with respect to Liabilities created or incurred prior to the effective date of such termination. Without limiting the foregoing, any such termination shall not relate to any approval given by CDF to or for the benefit of the Debtor prior to the effective date of such termination and upon any such termination, the Guarantor shall nevertheless remain liable with respect to all Liabilities, and the performance of all duties, created or arising theretofore or based on a commitment theretofore entered into or any approval theretofore given to or for the benefit of the Debtor to the full extent of the Guarantor's liability therefor as provided herein. Further, if any such Liabilities represent revolving credit indebtedness or the like and all or any portion of such indebtedness is thereafter repaid and re-advanced, then, for purposes of this Guaranty, all such subsequent re-advances shall be deemed outstanding on the Guaranty Termination Date and consequently Guarantor liability's hereunder shall extend to such subsequent advances.

22. Except as required by law or as otherwise provided herein, all notices or other communications to be given under this Guaranty or under the UCC shall be in writing served either personally, by deposit with a reputable overnight courier with charges prepaid, or by deposit in the United States mail, first-class postage prepaid or provided for, addressed to Guarantor at its chief executive office shown below or to any office to which CDF sends billing statements, or to CDF at its address shown in the preamble hereto, to the attention of its Credit Department, or at such other address designated by such party by notice to the other. Any such communication shall be deemed to have been given upon delivery in the case of personal delivery, one Business Day after deposit with an overnight courier or two (2) calendar days after deposit in the United States mail except that any notice of change of address shall not be effective until actually received.

23. No delay on the part of CDF in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by CDF of any right or remedy shall preclude any further exercise thereof. No modification, waiver or amendment of any of the provisions of this Guaranty shall be binding upon CDF except as expressly set forth in a writing duly signed on CDF's behalf by any authorized officer or agent of CDF and delivered by CDF to Guarantor. CDF's failure at any time to require strict performance by Guarantor of any of the provisions contained in this Guaranty shall not waive, affect or diminish any right of CDF at any time to demand strict performance therewith.

24. This Guaranty contains all of the understandings, promises and undertakings of the parties hereto concerning the subject matter. All prior undertakings and agreements, oral or written, concerning the subject matter are merged herein.

25. To the extent that Guarantor or Debtor makes a payment or payments to CDF or CDF enforces its security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

26. Notwithstanding anything in this Guaranty to the contrary, the right of recovery against Guarantor under this Guaranty is limited to the extent it is judicially determined with respect to Guarantor that entering into this Guaranty would violate Section 548 of the United States Bankruptcy Code or any comparable federal, state or other laws relating to fraudulent transfers or the like, in which case Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render Guarantor's Obligations under this Guaranty subject to avoidance under Section 548 of the United States Bankruptcy Code or any such comparable laws.

27. This Guaranty may be validly executed and delivered by fax or other electronic transmission and in one or more counterpart signature pages. This Guaranty shall be construed without presumption for or against the drafter of all or any part hereof. Any paragraph or other headings in this Guaranty are for convenience of reference only and shall not limit the scope of any paragraph or other part of this Guaranty.

28. Guarantor has made an independent investigation of the financial condition of Debtor and gives this Guaranty based on that investigation and not upon any representation made by CDF. Guarantor has access to current and future Debtor financial information which enables Guarantor to remain continuously informed of Debtor's financial condition.

29. **Limitation of Remedies and Damages.** In the event there is any dispute under this Guaranty, the aggrieved party shall not be entitled to exemplary or punitive damages so that the aggrieved party's remedy in connection with any action arising under or in any way related to this Guaranty shall be limited to a breach of contract action and any damages in connection therewith are limited to actual and direct damages, except that CDF may seek equitable relief in connection with any judicial repossession of, or temporary restraining order with respect to, the Collateral.

30. **BINDING ARBITRATION.**

(a) Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever, whether arising before or after the date of this Guaranty, and whether directly or indirectly relating to: (a) this Guaranty and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between CDF and Guarantor; (c) any act committed by CDF or by any parent company, subsidiary or affiliated company of CDF (the "CDF Companies"), or by any employee, agent, officer or director of a CDF Company whether or not arising within the scope and course of employment or other contractual representation of the CDF Companies provided that such act arises under a relationship, transaction or dealing between CDF and Debtor or CDF and Guarantor; and/or (d) any other relationship, transaction or dealing between CDF and Debtor or CDF and Guarantor (collectively the "Disputes"), will be subject to and resolved by binding arbitration. Notwithstanding the foregoing, the parties agree that either party may pursue claims against the other that do not exceed Fifteen Thousand Dollars ($15,000) in the aggregate in a court of competent jurisdiction. Service of arbitration claims shall be acceptable if made by U.S. mail or overnight delivery to the address for the party described herein.

(b) Administrative Body. All arbitration hereunder will be conducted in accordance with the Commercial Arbitration Rules of either: (a) The American Arbitration Association ("AAA"); or (b) United States Arbitration & Mediation ("USA&M"). The party first filing an arbitration claim shall designate which arbitration forum and rules are to be applied for all disputes between the parties. The arbitration rules are currently found at www.adr.org for AAA, and at www.usam-midwest.com for USA&M. AAA claims may be filed in any AAA office. Claims filed with USA&M shall be filed in its Midwest office located at 720 Olive Street, Suite 2020, St. Louis, Missouri 63101. All arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. A panel of three arbitrators shall hear all claims exceeding One Million Dollars ($1,000,000), exclusive of interest, costs and attorneys' fees. The arbitrator(s) will decide if any inconsistency exists between the rules of the applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The arbitrator shall follow the terms of this Guaranty and the applicable law, including without limitation, the attorney-client privilege and the attorney work product doctrine.

(c) Hearings. Each party hereby consents to a documentary hearing for all arbitration claims by submitting the dispute to the arbitrator(s) by written briefs and affidavits, along with relevant documents. However, arbitration claims will be submitted by way of an oral hearing if any party requests an oral hearing within forty (40) days after service of the claim and that party remits the appropriate deposit for fees and arbitrator compensation within ten (10) days of making the request. Each party agrees that failure to timely pay all fees and arbitrator compensation billed to the party requesting the oral hearing will be deemed such party's consent to submitting the Dispute to the arbitrator on documents and such party's waiver of its request for an oral hearing. The site of all oral arbitration hearings will be in the Division of the Federal Judicial District in which the designated arbitration association maintains a regional office that is closest to Debtor.

(d) Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than forty (40) days after the filing and service of a claim for arbitration, the parties in contested cases will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the oral arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (i) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party; (ii) the opposing party will be permitted to depose the expert witness(es); (iii) the opposing party will be permitted to designate rebuttal expert witness(es); and (iv) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

(e) Exemplary or Punitive Damages. The arbitrator(s) will not have the authority to award exemplary or punitive damages.

(f) Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Guaranty may be confirmed as a judgment or order in any state or federal court of competent jurisdiction within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Guaranty concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C. Sections 1 et seq., as amended ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

(g) Prejudgment and Provisional Remedies. Nothing herein will be construed to prevent CDF's or Guarantor's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, and/or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive CDF's or Guarantor's right to compel arbitration of any Dispute.

(h) Attorneys' Fees. If either Guarantor or CDF brings any other action for judicial relief with respect to any Dispute (other than those set forth in Sections 30(a) or 30(g)), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Guarantor or CDF brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Guarantor sues CDF or institutes any arbitration claim or counterclaim against CDF in which CDF is the prevailing party, Guarantor will pay all costs and expenses (including attorneys' fees) incurred by CDF in the course of defending such action or proceeding.

(i) Limitations. Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment by or on behalf of the payor was received and applied in respect of such debt by the payee; and (b) with respect to any other Dispute, within two (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such Dispute. Notwithstanding the foregoing, this limitations provision will be suspended temporarily as of the date any of the following events occur and will not resume until the date following the date either party is no longer subject to (i) bankruptcy, (ii) receivership, (iii) any proceeding regarding an assignment for the benefit of creditors, or (iv) any legal proceeding, civil or criminal, which prohibits either party from foreclosing any interest it might have in the collateral of the other party.

(j) Survival After Termination. The agreement to arbitrate will survive the termination of this Guaranty.

31. **Governing Law.** This Guaranty and all agreements between Debtor and CDF have been substantially negotiated and will be substantially performed in the state of Illinois. Accordingly, all Disputes will be governed by, and construed in accordance with, the

laws of such state, except to the extent inconsistent with the provisions of the FAA, which will control and govern all arbitration proceedings hereunder.

32. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS GUARANTY IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. GUARANTOR AND CDF WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING. SIMILARLY, IF THIS GUARANTY OR A PARTICULAR DISPUTE HEREUNDER IS NOT SUBJECT TO ARBITRATION, GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN ILLINOIS AND WAIVES ANY OBJECTION WHICH GUARANTOR MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY ACTION OR PROCEEDING IN ANY SUCH COURT.

THIS GUARANTY CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

IN WITNESS WHEREOF, this Guaranty is dated March 1, 2012.

CORPORATION, PARTNERSHIP OR LIMITED LIABILITY COMPANY GUARANTOR

Guarantor: Hasco Medical, Inc.

By: Harold F. Compton, Jr.
Print Name: Harold F. Compton, Jr.
Title: President

Tax ID No.: __________

Address for Notices to Guarantor
20354 US Highway 27
Clermont, FL 34715

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

By: __________
Print Name: __________
Title: __________

Address for Notices to CDF:
5595 Trillium Boulevard
Hoffman Estates, IL 60192
Attn: Credit Department

CERTIFIED COPY OF RESOLUTIONS
OF BOARD OF DIRECTORS
(GUARANTY)

The undersigned Alfredo Olliviere hereby certifies to GE Commercial Distribution Finance Corporation that: he/she is the duly elected, qualified and acting Secretary or Assistant Secretary of **Hasco Medical, Inc.**, a corporation duly existing and in good standing under the laws of the State of **Florida** (the "Corporation"); as such officer he/she has custody of the corporate records of the Corporation, including the minutes of the meetings of, and actions taken by consent of, its Board of Directors; (i) at a meeting of said Board of Directors duly called, convened and held, at which there was present and acting throughout a quorum of the Board of Directors, or (ii) pursuant to a written consent duly executed by all directors of the Corporation, the following resolutions were duly adopted by the Board of Directors of the Corporation; and said resolutions have not been amended or rescinded, and presently are in full force and effect and do not in any manner contravene the charter or by-laws of the Corporation:

RESOLVED, that it is in the best interests of this Corporation by reason of the inter-corporate and other relations between this Corporation and **Ride-Away Handicap Equipment Corp.** ("Debtor") to guarantee in favor of GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, and its successors and assigns ("Lender"), the indebtedness, liabilities and obligations of Debtor to Lender.

FURTHER RESOLVED, that this Corporation is authorized to enter into a guaranty of Debtor's indebtedness, liabilities and obligations in favor of Lender, upon such terms as any officer of this Corporation (including any such officer's successors in office) may approve, such approval to be conclusively evidenced by the execution thereof by any officer (including any such officer's successors in office) or agent of this Corporation, or any person now or hereafter designated by any of them (each such officer, agent and other person, an "Authorized Person"); and such guaranty and this Corporation's other indebtedness, liabilities and obligations to Lender are hereby authorized to be secured by a security interest in and lien on all of this Corporation's assets, whether now existing or hereafter acquired or arising, or any part thereof.

FURTHER RESOLVED, that each Authorized Person is authorized and directed to do the following in the name and on behalf of this Corporation, namely, (a) to execute and deliver such guaranties, loan agreements, security agreements, powers of attorney, financing statements, notes, program letters, and other agreements, instruments, financial reports, certifications and other documents, and all renewals, extensions, supplements and modifications thereof, as Lender shall require, in each case upon such terms as any officer of this Corporation (including any such officer's successors in office) may approve, such approval to be conclusively evidenced by the execution thereof by any Authorized Person, and (b) to do all such other acts and things as any Authorized Person deems necessary or advisable in connection with such guaranty and to carry out the intent of these resolutions and the transactions contemplated herein, with all such acts and things previously done by them in connection with such guaranty in favor of Lender being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has set his/her hand as such Secretary or Assistant Secretary and the corporate seal of the Corporation on March 1st, 2012.

[signature]
(Signature of Secretary or Assistant Secretary)

Print Name: Alfredo C. Olliviere

DEBT SUBORDINATION AGREEMENT
(Principal and Interest Payments)

To: GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION ("CDF")

Ride-Away Handicap Equipment Corp. ("Dealer") is indebted to Mark S. Lore ("Subordinator") in the sums set forth below. Subordinator represents that no part of said indebtedness has been assigned or subordinated to any other party and that Subordinator does not hold any security for such indebtedness. Subordinator is signing this Debt Subordination Agreement ("Agreement") to induce CDF to extend financing to Dealer under one or more agreements (hereinafter such agreement(s) and any amendments or supplements thereto are collectively referred to as the "Financing Agreement") in effect, or to be executed, between CDF and Dealer, and in consideration of any financing which CDF may extend to Dealer, whether under the Financing Agreement or otherwise.

Subordinator hereby agrees to subordinate Dealer's payment of the indebtedness listed below and any other present or future indebtedness of Dealer to Subordinator, together with any interest accrued thereon (collectively the "Subordinated Debt"), to the payment of any and all debts, obligations and liabilities of Dealer to CDF, whether absolute or contingent, direct or indirect, secured or unsecured, due or to become due, now existing or hereafter arising, and howsoever evidenced or acquired (collectively the "CDF Obligations"). Subordinator will not demand, sue for, take or receive payment or security for all or any part of the Subordinated Debt until all of the CDF Obligations have been fully paid and discharged; provided, however, that Subordinator may continue to receive scheduled payments of principal and interest which are due from Dealer under the terms of the agreement currently governing the Subordinated Debt (excluding any principal and interest due by reason of the acceleration of the Subordinated Debt), so long as, both before and after giving effect to any such payment, Dealer is not and would not be in default under the Financing Agreement or with respect to the CDF Obligations, whether as a result of such payment or otherwise. Subordinator will immediately pay to CDF any sums that Subordinator receives from Dealer for the Subordinated Debt in excess of the amounts allowed hereunder.

CDF may receive payment in full of the CDF Obligations, prior to the payment of any part of the Subordinated Debt, upon any distribution of any assets of Dealer, whether by reason of sale, reorganization, liquidation, dissolution, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure or otherwise. To enable CDF to enforce its rights hereunder, Subordinator irrevocably appoints CDF, or any person whom CDF may from time to time designate, as Subordinator's attorney-in-fact with full power to act in Subordinator's place, including the right to make, file and vote proofs of claim against Dealer on account of said Subordinated Debt and to receive and collect any dividends or other payments which may be payable at any time with respect to the Subordinated Debt, and to apply the same to the CDF Obligations. Subordinator will execute and deliver to CDF such instruments as CDF may require to enforce each of the Subordinated Debt, to effectuate said power of attorney and to effect collection of any dividends or other payments which may be made on account thereof.

Subordinator represents and warrants that (a) Subordinator is the lawful owner of the Subordinated Debt and no part thereof is subject to defense, offset or counterclaim; (b) in order to evidence the Subordinated Debt, now or hereafter issued, to CDF, Subordinator shall cause each such instrument and document evidencing the Subordinated Debt to bear the following legend: "This document and all payments hereunder are subordinated to GE Commercial Distribution Finance Corporation ("CDF") under that certain Debt Subordination Agreement executed with CDF as of March 1, 2012;" (c) Subordinator has not heretofore and shall not hereafter assign or transfer any of the Subordinated Debt, or any interest therein, or any collateral or security pertaining thereto to any person other than CDF; and (d) Subordinator has not heretofore and shall not hereafter give any subordination with respect to the Subordinated Debt or to the collateral securing it to any person other than CDF.

Subordinator hereby waives: demand, presentment, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with this Agreement, or the Subordinated Debt. Subordinator and Dealer further waive notice of acceptance of this Agreement by CDF, notice of any extensions of credit to anyone liable to the CDF Obligations, or notice of any other action taken in reliance hereon and Subordinator consents to any release, renewal, extension, compromise, settlement or postponement of the time of payment of the CDF Obligations. Subordinator further consents to any substitution, exchange or release of collateral of the CDF Obligations and to the addition or release of any person primarily or secondarily liable on the CDF Obligations.

Subordinator shall not take or permit any action prejudicial to or inconsistent with the priority position of the CDF Obligations over the Subordinated Debt created by this Agreement. Subordinator shall execute and deliver to CDF any further instruments or documents or endorsements as CDF may request to carry out the provisions and intent of this Agreement. Subordinator shall mark its books to reflect the subordination of the Subordinated Debt to the CDF Obligations.

This Agreement contains all of the understandings, promises and undertakings of the parties concerning the subject matter. All prior undertakings and agreements, oral or written, concerning the subject matter heretofore entered into between the parties are merged herein. No waiver or change in this Agreement or in any related agreements shall be binding unless in writing signed by all parties.

Any provision of this Agreement contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted from this Agreement, but shall not invalidate the remaining provisions hereof. This Agreement shall inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns.

This Agreement shall constitute a continuing agreement of subordination.

Nothing contained herein shall obligate CDF to continue its business relationship with Dealer. The failure by CDF to exercise any right under or to enforce any provision of this Agreement shall not operate as a waiver thereof. Any default under this Agreement may at CDF's option be a default under the Financing Agreement.

BINDING ARBITRATION.

(a) **Arbitrable Claims.** Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever, whether arising before or after the date of this Agreement, and whether directly or indirectly relating to: (a) this Agreement and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between Subordinator, CDF and Dealer; (c) any act committed by CDF or by any parent company, subsidiary or affiliated company of CDF (the "CDF Companies"), or by any employee, agent, officer or director of a CDF Company whether or not arising within the scope and course of employment or other contractual representation of the CDF Companies provided that such act arises under a relationship, transaction or dealing between or among Subordinator, CDF and Dealer; and/or (d) any other relationship, transaction or dealing between or among Subordinator, CDF and Dealer (collectively the "Disputes"), will be subject to and resolved by binding arbitration. Notwithstanding the foregoing, the parties agree that any party may pursue claims against the other that do not exceed Fifteen Thousand Dollars ($15,000) in the aggregate in a court of competent jurisdiction. Service of arbitration claims shall be acceptable if made by U.S. mail or overnight delivery to the address for the party described herein.

(b) **Administrative Body.** All arbitration hereunder will be conducted in accordance with the Commercial Arbitration Rules of either: (a) The American Arbitration Association ("AAA"); or (b) United States Arbitration & Mediation ("USA&M"). The party first filing an arbitration claim shall designate which arbitration forum and rules are to be applied for all disputes between the parties. The arbitration rules are currently found at www.adr.org for AAA, and at www.usam-midwest.com for USA&M. AAA claims may be filed in any AAA office. Claims filed with USA&M shall be filed in its Midwest office located at 720 Olive Street, Suite 2020, St. Louis, Missouri 63101. All arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. A panel of three arbitrators shall hear all claims exceeding One Million Dollars ($1,000,000), exclusive of interest, costs and attorneys' fees. The arbitrator(s) will decide if any inconsistency exists between the rules of the applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The arbitrator shall follow the terms of this Agreement and the applicable law, including without limitation, the attorney-client privilege and the attorney work product doctrine.

(c) **Hearings.** Each party hereby consents to a documentary hearing for all arbitration claims by submitting the dispute to the arbitrator(s) by written briefs and affidavits, along with relevant documents. However, arbitration claims will be submitted by way of an oral hearing if any party requests an oral hearing within forty (40) days after service of the claim and that party remits the appropriate deposit for fees and arbitrator compensation within ten (10) days of making the request. Each party agrees that failure to timely pay all fees and arbitrator compensation billed to the party requesting the oral hearing will be deemed such party's consent to submitting the Dispute to the arbitrator on documents and such party's waiver of its request for an oral hearing. The site of all oral arbitration hearings will be in the Division of the Federal Judicial District in which the designated arbitration association maintains a regional office that is closest to Dealer.

(d) **Discovery.** Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than forty (40) days after the filing and service of a claim for arbitration, the parties in contested cases will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the oral arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (i) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party; (ii) the opposing party will be permitted to depose the expert witness(es); (iii) the opposing party will be permitted to designate rebuttal expert witness(es); and (iv) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

(e) **Exemplary or Punitive Damages.** The arbitrator(s) will not have the authority to award exemplary or punitive damages.

(f) **Confidentiality of Awards.** All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be confirmed as a judgment or order in any state or federal court of competent jurisdiction within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Agreement concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C. Sections 1 et seq., as amended ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

(g) **Prejudgment and Provisional Remedies.** Nothing herein will be construed to prevent Subordinator's, CDF's or Dealer's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, and/or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive Subordinator's, CDF's or Dealer's right to compel arbitration of any Dispute.

(h) **Attorneys' Fees.** If any party brings any other action for judicial relief with respect to any Dispute (other than those set forth in subsections (a) or (g) of this Section), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If any party brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Dealer or Subordinator sues CDF or institutes any arbitration claim or counterclaim against CDF in which CDF is the prevailing party, said Dealer or Subordinator will pay all costs and expenses (including attorneys' fees) incurred by CDF in the course of defending such action or proceeding.

(i) **Limitations.** Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment by or on behalf of the payor was received and applied in respect of such debt by the payee; and (b) with respect to any other Dispute, within two (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such Dispute. Notwithstanding the foregoing, this limitations provision will be suspended temporarily as of the date any of the following events occur and will not resume until the date following the date either party is no longer subject to (i) bankruptcy, (ii) receivership, (iii) any proceeding

regarding an assignment for the benefit of creditors, or (iv) any legal proceeding, civil or criminal, which prohibits either party from foreclosing any interest it might have in the collateral of the other party.

(j) **Survival After Termination.** The agreement to arbitrate will survive the termination of this Agreement.

This Agreement has been substantially negotiated, and will be substantially performed, in the state of Illinois. Accordingly, all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA, which will control and govern all arbitration proceedings hereunder.

IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. ALL PARTIES WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

Dated as of March 1, 2012.

As of the date of this Agreement, the amount of indebtedness is: $3,000,000.00.

INDIVIDUAL SUBORDINATOR

By: [signature]
Print Name: Mark S. Lore

Home Address for Notices to Subordinator:
90 Walnut Hill Ave
MANCHESTER, NH 03104

DEALER

Dealer: RIDE-AWAY HANDICAP EQUIPMENT CORP.

By: [signature]
Print Name: MARK S. LORE
Title: President

Address for Notices to Dealer:
54 Wentworth Avenue
Londonberry, NH 03053

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

By:
Print Name:
Title:

Address for Notices to CDF:
5595 Trillium Boulevard
Hoffman Estates, IL 60192
Attn: Credit Department

CROSS COLLATERAL / CROSS DEFAULT AGREEMENT

This Cross Collateral / Cross Default Agreement (this "Agreement") is by and among GE COMMERCIAL DISTRIBUTRION FINANCE CORPORATION ("CDF"), and MOBILITY FREEDOM, INC. and RIDE-AWAY HANDICAP EQUIPMENT CORP. (collectively, the "Companies"), and Hasco Medical, Inc., Mark Lore, Stahoo Realty, LLC and Stahoo Properties, LLC (collectively, the "Guarantors") and is effective as of the date signed below.

WHEREAS, CDF and the Companies have entered into separate Agreements for Wholesale Financing (as amended and as may be amended from time to time, collectively the "Contracts");

WHEREAS, each the Guarantors has guaranteed, or will in the future, guarantee the obligations of one or more of the Companies pursuant to one or more guaranty agreements (all such present and future guaranty agreements, as may be amended from time to time, shall hereinafter collectively be referred to as the "Guaranties").

WHEREAS, the Companies and the Guarantors desire that CDF extend further wholesale financing to the Companies in connection with such Contracts;

WHEREAS, it is a condition precedent to CDF for such additional wholesale financing that the Companies and Guarantors shall agree to all the terms and conditions included herein;

WHEREAS, Guarantors have a direct economic interest in the business affairs of the Companies they have guaranteed; and

WHEREAS, since the terms and conditions included in this Agreement will affect each of the Contracts, the Companies and Guarantors desire the agreement of CDF to the terms and conditions hereof.

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HERETO AGREE AS FOLLOWS:

1. The following terms as used herein shall be defined as follows:

   a. "Collateral" shall mean all the present and future accounts, contract rights, instruments, letters of credit, general intangibles, equipment, inventory, documents, chattel paper and other property described in and subject to the Contracts and/or which secures the performance of the Companies and/or Guarantors thereunder, together with all the cash and non-cash proceeds of all of the foregoing.

   b. "Obligations" shall mean all the present and future duties, liabilities and obligations due to CDF from the Companies and/or the Guarantors under the Contracts whether joint or several, direct or indirect, absolute or contingent, secured or unsecured, or matured or unmatured.

2. Each item of Collateral shall secure the payment and other performance by the Companies and/or Guarantors of each of the Obligations and shall continue to do so unless and until all of the Obligations are paid in full and otherwise satisfied and the Contracts have been fully performed by the Companies and/or Guarantors. CDF shall retain its security interest in the Collateral as security for the performance by the Companies and/or Guarantors of the Obligations notwithstanding the payment in full or other complete performance by the Companies and/or Guarantors of one or more Obligations or Contracts.

3. A default by the Companies or the Guarantors under one or more of the Contracts shall constitute a default by all the Companies and Guarantors under each of the Contracts. Following such a default, CDF may immediately exercise all the rights and remedies (i) of a secured party under the Uniform Commercial Code, (ii) otherwise accorded CDF under any of the Contracts whether or not such rights

or remedies are specifically set forth in the Contract being enforced, and (iii) otherwise lawfully available to CDF.

4. Each of the Guarantors hereby reaffirms all of their obligations, waivers, and all other terms and conditions under their respective Guaranties.

5. The parties hereto intend by this Agreement (i) to create cross default conditions among all the Obligations and Contracts, and (ii) to create cross security rights and remedies in the favor of CDF with respect to the Collateral and the Obligations. All the rights and remedies granted to CDF hereunder shall be cumulative and not alternative, shall be in addition to and shall in no manner impair or affect the rights and remedies of CDF under the Contracts or under any statute, judicial decision or rule of law. This Agreement shall become a part of and specifically incorporated in the Contracts. Except as expressly modified herein, all the terms and conditions included in the Contracts shall remain in full force and effect. This Agreement may be modified only through the written agreement of each party hereto and shall inure to the benefit of the successors and assigns of CDF and shall be binding upon the successors and assigns of the Companies and the Guarantors. The Companies and Guarantors may not assign its rights and/or obligations hereunder without the prior written consent of CDF.

DATED: March 1, 2012.

[Signature Page to Follow]

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

By: ______________________
Name: ______________________
Title: Duly Authorized Representative

Address: 125 E. Carpenter Frwy, Ste 1000, Irving, TX 75062

MOBILITY FREEDOM, INC.
("Company")

BY: [signature]
Name: Harold F. Compton Jr.
Title: CEO

ADDRESS: 20354 US Hwy 27 Clermont, FL. 34715

RIDE-AWAY HANDICAP EQUIPMENT CORP.
("Company")

BY: [signature]
Name: MARK S. LORE
Title: President

ADDRESS: 54 Wentworth Ave, Londonderry, NH 03053

HASCO MEDICAL, INC.
("Guarantor")

BY: [signature]
Name: Harold F. Compton Jr.
TITLE: CEO

ADDRESS: 1416 W. I-65 Service Rd S. Mobile, AL 36693

STAHOO PROPERTIES, LLC
("Guarantor")

BY: [signature]
Name: MARK S. LORE
TITLE: Managing Member

ADDRESS: 90 Walnut Hill Ave MANCHESTER, NH 03104

STAHOO REALTY, LLC
("Guarantor")

BY: [signature]
Name: MARK S. LORE
TITLE: Managing Member

ADDRESS: 54 Wentworth Ave Londonderry, NH 03053

[signature]
MARK LORE, an Individual
("Guarantor")

ADDRESS: 90 Walnut Hill Ave Manchester, NH 03104